Inventories	12 Months Ended
Mar. 31, 2014
Inventories:
Inventory Disclosure [Text Block]

11. Inventories

Effective December 30, 2007 (beginning of 4th quarter of Fiscal Year 2008), the Company changed its inventory valuation method from the lower of cost, determined under the FIFO method, or market to the lower of cost, determined under the LIFO method, or market. In the high inflation environment that the Company was experiencing, the Company believed that the LIFO inventory method was preferable over the FIFO method because it better compares the cost of current production to current revenue. The effect of LIFO was to reduce net earnings by $13.2 million in 2014, increase net earnings by $2.7 million in 2013 and reduce net earnings by $30.8 million in 2012, compared to what would have been reported using the FIFO inventory method. The reduction in earnings per share was $1.19 ($1.19 diluted) in 2014, increase in earnings per share was $0.24 ($0.24 diluted) in 2013, and the reduction in earnings per share was $2.53 ($2.52 diluted) in 2012. During 2014 and 2012, certain inventory quantities accounted for on the LIFO method were reduced, resulting in the liquidation of certain quantities carried at costs prevailing in prior years. The impact on net earnings of these liquidations was an increase of $4.8 million and $2.9 million during 2014 and 2012, respectively. The inventories by category and the impact of using the LIFO method are shown in the following table:

	2014	2013	2012
	(In thousands)

Finished products	$418,368	$445,278	$406,164
In process	16,056	18,107	24,451
Raw materials and supplies	170,210	149,359	139,045
	604,634	612,744	569,660
Less excess of FIFO cost over LIFO cost	153,384	133,014	137,227
Total inventories	$451,250	$479,730	$432,433